                                                                   Exhibit 23.10



Consent of Independent Public Accountants


As Independent Public Accountants, we hereby consent to the use in this Registration Statement on Form F-3 of Companhia Vale do Rio Doce of our report dated January 15, 2001, relating to the financial statements of COMPANHIA HISPANO-BRASILEIRA DE PELOTIZACAO-HISPANOBRAS for the years ended December 31, 2000, 1999 and 1998 which appear in such Registration Statement.


/s/ ARTHUR ANDERSEN S/C

Rio de Janeiro, Brazil, 2002